Exhibit 99.9

Customer Frequently Asked Questions — Week 1
December 16, 2011
Q: Why is RSC merging with United Rentals?
A: Like RSC, United Rentals (URI) is known for being a market leader throughout the U.S. and Canada. This merger will bring together the two best-run rental companies in the industry with opportunity for even greater growth and expansion. Combining both companies’ resources will provide customers with the largest branch network in the industry, a combined $7 billion equipment fleet, and will give the combined company the best customer value proposition through enhanced product and service offerings and geographic footprint. In addition, the merger will provide employees with the opportunity to be part of an even larger and financially stronger company with enhanced career and growth opportunities.
Q: What should I communicate to customers about the merger? How will they be notified?
A: Customers will receive a letter next week, and will be able to access information via our company website. In addition, all reps should contact their key customers immediately and notify them of the announcement, referencing the information below:
Q: Why is RSC a good fit for United? What are the main customer benefits from the merger?
A: United sees this as an opportunity to create the best-run rental company in the industry by bringing together the two leading providers. Our customers today and in the future will benefit from the many synergies that exist between the two companies. Both RSC and URI share a strong commitment to customer service, operational excellence and investment in retaining the best talent in the industry.
The combined company will ultimately provide significant customer benefits, including: a deeply customer-focused culture shared by both companies; an integrated network of nearly 1,000 branch locations in 48 states and 10 Canadian provinces providing full North American coverage; combined $7 billion in fleet offering enhanced product diversity and availability (URI delivers strength in Temperature Control, Trenching & Shoring, Pump & Power. RSC delivers strengths in Total Control, Tools Business & Industrial Onsites); deep expertise in both Commercial and Industrial sectors; and the most sophisticated technology-driven fleet management tools to help customers optimize their rental utilization and operations. The transaction will position the merged entity to serve customers in a way that no other competitor can.
Customers should experience “business as usual”, with no changes prior to completion of the transition, which will likely go into Q2, 2012. It is essential that customers continue to receive the same world-class service RSC is known for. As we come closer to an eventual completion of the transaction, customers will receive detailed information as it relates to the transition of their account into the new organization.
FOR INTERNAL USE ONLY. PROPRIETARY AND CONFIDENTIAL.

Q: How should I deal with situations where I am competing against URI?
A: This merger is subject to government and shareholder approvals, which will take several months to complete. Up until transaction completion, RSC and URI will remain two separate companies, and it is critical that we continue to conduct business “at arm’s length” and with the integrity with which we have always conducted ourselves. Nothing changes during this time with respect to how we conduct ourselves day-to-day from a competitive standpoint. We need to continue to pursue our growth strategy and deliver against our financial plans.
Q: What will the new company be called, and who will lead it?
A: The new, combined operations of URI and RSC will continue to use the United Rentals name. Michael Kneeland, President and Chief Executive Officer of URI, will lead the combined company. Erik Olsson, President and Chief Executive Officer of RSC, will remain on as a key part of the integration team during the transition.
Q: How will I know what is happening?
A: Our commitment is to provide regularly scheduled updates to keep all employees informed during the merger. We will conduct employee follow-up meetings and/or calls throughout the next month, and beyond as needed. You will also participate in small group/team meetings as we work towards a smooth integration to combine both companies into a single team. Our goal is to provide all the information employees will need on a timely basis.
Q: What if I have questions?
A: Your manager may be able to provide additional information or clarification. You may also email any questions about the merger to RSC leadership at CEOchat@RSCrental.com. We will post questions and answers, along with other info, to an intranet site for employees (details to come). We also will provide a bi-weekly FAQ that will be posted for your information. Look for periodic updates in the weekly RSC Redline.
Q: What’s the point of continuing to pursue customers?
A: For one, we are RSC. Our customers expect us to perform the way we’ve always performed for them with an unwavering commitment to service, safety and integrity. Secondly, United’s intent is to keep the best employees in the field continuing to drive the growth required to make this deal work. The best way to do that is to continue to do your jobs and perform at the highest levels. Thirdly, we are competitive professionals. We must play to win!
Q: What if I find customers asking me why I should consider RSC if United will just take it over in a few months?
A: The answer is twofold: 1) Until the transaction receives regulatory and shareholder approvals, it is not done, and that can never be guaranteed up front, and 2) Our customers have been dealing with us for a reason, they obviously have appreciated our complete value proposition and that isn’t changing anytime soon. Furthermore no decisions will be made about account ownership and transition until after close.
FOR INTERNAL USE ONLY. PROPRIETARY AND CONFIDENTIAL.

FORWARD-LOOKING STATEMENTS DISCLOSURE:
This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “project,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in RSC’s business and competitive strengths, all of which involve risks and uncertainties.
Where, in any forward-looking statement, RSC or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. RSC’s actual results may differ materially from its expectations, plans or projections. RSC warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond RSC’s ability to control or predict with accuracy and some of which it might not even anticipate. These risks and uncertainties include: the timing to consummate the proposed transaction with United Rentals, Inc. (“URI”); negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of RSC to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the transaction will be greater than expected; the ability of RSC to successfully integrate with the business of United Rentals, Inc., including the combined company’s ability to access sufficient sources of capital to fund its operations; the risks to the combined company’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues; and other risks described in the “Risk Factors” section of URI’s and RSC’s SEC reports. RSC gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports. RSC cautions readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements including information included or incorporated by reference herein are based upon information available to RSC as of the date hereof, and RSC assumes no obligation to update or revise any such forward-looking statements.
FOR INTERNAL USE ONLY. PROPRIETARY AND CONFIDENTIAL.

ADDITIONAL INFORMATION
In connection with the proposed transaction, URI will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of RSC that also constitutes a prospectus of URI and a proxy statement of URI. RSC will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF RSC ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS CAREFULLY, BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from RSC’s website, www.rscrentals.com, at 6929 E Greenway Parkway, Scottsdale, Arizona.
RSC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from RSC shareholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RSC shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus filed with the SEC. You can find information about RSC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 16, 2011.
FOR INTERNAL USE ONLY. PROPRIETARY AND CONFIDENTIAL.

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